UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-23407

YieldStreet Prism Fund Inc.
(Exact Name of Registrant as Specified in the Charter)

300 Park Avenue, 15th Floor
New York, NY 10022
(Address of Principal Executive Offices)

(844) 943-5378
(Registrant’s Telephone Number, Including Area Code)

Ivor C. Wolk, Esq.

General Counsel
YieldStreet Prism Fund Inc.
300 Park Avenue, 15th Floor
New York, NY 10022
(Name and address of agent for service)

COPIES TO:

Nicole Simon, Esq.
Stradley Ronon Stevens & Young LLP
100 Park Avenue, Suite 2000
New York, NY 10017
Tel: (212) 812-4137

Date of Fiscal Year End: December 31

Date of Reporting Period: January 1, 2022 – December 31, 2022

Item 1. Reports to Stockholders.

(a)      The following is a copy of the report transmitted to shareholders of the YieldStreet Prism Fund Inc. (the “Registrant or “Fund”) pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

YieldStreet Prism Fund Inc.	Management Discussion of Fund Performance
December 31, 2022 (Unaudited)

Dear Shareholders,

We would like to start by saying thank you for your interest in the Yieldstreet Prism Fund. We appreciate the trust and confidence you have placed with us through your investment.

The Yieldstreet Prism Fund was launched to provide a solution to investors who are seeking to generate current income outside of traditional markets and to those who want to gain access to alternative investments. The Fund, which primarily invests in private market debt and equity opportunities, has distributed an annualized ~8%1 in 2022. The distributions consist of both investment income and return of principal.

2022 was one of the most volatile and worst performing years for public market investments. The historic drawdown was fueled by investors’ fears of an upcoming recession, driven by inflation levels not seen since the 1980s, the Fed’s hawkish monetary policy decisions, growth concerns, and increased geopolitical tensions. Fixed income markets, which historically provided investors with protection amid equity sell-offs, also experienced volatility as we saw interest rates rise and bond prices subsequently falling. Given the challenging year for equity and fixed income markets, the role of alternative investments is becoming more apparent for investors to achieve their long term objectives. We believe that private markets are well positioned to withstand public market turmoil. Notably, the Fund has exhibited an estimated negative correlation coefficient of -0.1 to US equities2, as represented by the S&P 500 Index, since its inception. This correlation coefficient suggests that the Fund’s performance is inversely related to US equities.

Reflecting on last year, real estate came under pressure as we saw higher interest rates, resulting in higher volatility and higher cost of borrowing for investors. In private credit, regulatory changes led commercial banks to tighten their credit requirements and as economic uncertainty and expectations of a recession grew. With rising interest rates and widening credit spreads, this generally provides an opportunity for private credit in experiencing higher yields.

Over the fiscal year, the Prism Fund delivered a net total return of +2.42%. The Fund’s performance benefited from our varied underlying exposures. Investments in specialty finance and real estate equity had the greatest contribution to return over the fiscal year. As interest rates rose, we observed the Fund’s alternative lenders and speciality finance companies have the opportunity to move up the credit spectrum while still pursuing attractive yields. Our largest contributor to volatility and detractor to performance has been within our equity allocation, specifically, structured notes. Structured notes performances are tied to underlying public market stocks, and have resulted in an increase in the volatility of the Fund’s NAV, consistent with what we’re seeing in the broader equity market. Many of the structured notes in the Fund were cyclical, heavily dependent on business and economic cycles, and resulted in being the largest detractors to performance. Moreover, positions in real estate debt came under the spotlight as higher interest rates caused a slowdown in transaction volume.

We continue to have strong conviction in longer-dated assets and assets that we believe exhibit strong risk adjusted returns. Yieldstreet’s investment team has been selective in deploying capital in assets that fit the risk and return profile of the Fund and provide attractive income profiles. The core allocation of the Fund is invested in private credit and real estate debt and equity opportunities, equating to approximately 60% of assets. We have also increased our exposure to floating-rate debt opportunities as they may benefit from the rising rate environment. Looking forward, we believe the current macroeconomic backdrop has enhanced the yield and risk-adjusted return profile for income generating private market investments. Each of the Fund’s allocations to these asset classes is expected to support our investment strategy, and we believe they will perform in varied market environments.

Sincerely,

Yieldstreet

2	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Management Discussion of Fund Performance
December 31, 2022 (Unaudited)

Performance quoted herein represents past performance, which is not a guarantee of future results. Returns for periods greater than one year are annualized. All investing involves risk, including the loss of principal. Investment returns and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than the returns quoted herein.

Investors should carefully consider the investment objectives, risks, charges and expenses of the YieldStreet Prism Fund before investing. The prospectus for the YieldStreet Prism Fund contains this and other information about the Fund and can be obtained by emailing investments@yieldstreetprismfund.com or by referring to www.yieldstreetprismfund.com. The prospectus should be read carefully before investing in the Fund.

Investments in the Fund are not bank deposits (and thus not insured by the FDIC or by any other federal governmental agency) and are not guaranteed by Yieldstreet or any other party.

The securities described in the prospectus are not offered for sale in the states of Nebraska or North Dakota or to persons resident or located in such states. No subscription for the sale of Fund shares will be accepted from any person resident or located in Nebraska or North Dakota.

An investment in the Fund is not suitable for investors that require short-term liquidity. The Fund’s shares have no history of public trading, are not publicly traded, and you should not expect to be able to sell your shares regardless of how the Fund performs. The Fund’s are currently not listed on any securities exchange and there is no expectation that a secondary market for the Fund’s shares will develop in the future. Pursuant to its Share Repurchase Program, the Fund intends to periodically repurchase shares from the Fund’s investors, subject to the discretion of the Fund’s Board of Directors, but only a limited number of shares will be eligible for repurchase by the Fund.

[1]	Reflects the annualized distribution rate that is calculated by taking the most recent quarterly distribution approved by the Fund’s Board of Directors and dividing it by prior quarter-end NAV and annualizing it. The Fund’s distribution may exceed its earnings. Therefore, a portion of the Fund’s distribution may be a return of the money you originally invested and represent a return of capital to you for tax purposes.

[2]	Source: Yieldstreet and SS&C as of 12.31.2022. All current period amounts are preliminary and unaudited. Please find final total investment returns in the audited 2022 Annual Report when available in March 2023. Total return assumes dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Fund’s inception date was on 3.9.20. Correlation coefficients are calculated based on monthly total return. Returns for periods greater than one year are annualized. Past performance is not a guarantee of future returns.

Annual Report | December 31, 2022	3

YieldStreet Prism Fund Inc.	Fund Overview
December 31, 2022 (Unaudited)

Average Annual Total Returns (as of December 31, 2022)

					Since
	1 Month	Quarter	6 Month	1 Year	Inception*
YieldStreet Prism Fund Inc. – NAV	-0.88%	0.51%	2.34%	2.42%	4.57%
Bloomberg Barclays US Aggregate Index**	-0.45%	1.87%	-2.97%	-13.01%	-4.90%
S&P US High Yield Index**	-0.45%	4.01%	2.89%	-11.27%	1.65%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or repurchased, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-844-943-5378 or by visiting www.yieldstreetprismfund.com.

*	Fund’s inception date is March 9, 2020.

**	The Bloomberg Barclays US Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS. The S&P U.S. High Yield Corporate Bond Index measures the performance of U.S. dollar-denominated, high-yield corporate bonds issued by companies whose country of risk use official G-10 currencies, excluding those countries that are members of the United Nations Eastern European Group. Qualifying securities must have a below-investment-grade rating and maturities of one or more months. The Bloomberg Barclays US Aggregate Bond Index and S&P US High Yield Index are not adjusted to reflect sales changes, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Indices are unmanaged and unlike the Fund, it is not affected by cash flow. It is not possible to invest directly in the Indices.

For illustrative purposes only. All figures represent past performance and are not indicative of future results. No investment strategy can guarantee performance results.

Total returns are based on changes in NAV. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses.

Total return assumes the reinvestment of all distributions.

4	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Fund Overview
December 31, 2022 (Unaudited)

Performance of $10,000 Initial Investment (as of December 31, 2022)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings (as a % of Net Assets)*

YS AVN-AVT V LLC	6.54%
Invictus Real Estate Partners	5.68%
Urban Standard Capital, LLC	5.66%
Cottonwood Management, LLC	4.31%
Exotic Car Leasing, LLC	4.29%
Arabella Capital	3.75%
9RPJ1 Partners, LP	3.69%
Invictus Real Estate Partners	3.44%
BIH Owner, LLC	3.33%
Lomar Shipping Limited	3.30%
Top Ten Holdings	43.99%

Portfolio Composition (as a % of Net Assets)*

First-Lien Senior Secured Term Loans	45.38%
Unsecured Debt	8.84%
Preferred Equity	11.40%
Money Market Mutual Funds	18.30%
Investments in Investee Funds	6.09%
Second-Lien Senior Secured Term Loans	0.93%
Equity	2.58%
Structured Notes	4.83%
Other Assets in Excess of Liabilities	1.65%
Total	100.00%

*       Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | December 31, 2022	5

YieldStreet Prism Fund Inc.	Consolidated Schedule of Investments
December 31, 2022

		Reference
		Rate &		Par
	Rate	Spread(a)	Maturity Date	Amount/Shares	Value
NON-AFFILIATED INVESTMENTS
UNSECURED DEBT - 8.84%(c)
Supply Chain Finance - 8.84%(b)(e)
Raistone Purchasing LLC(i)	N/A	N/A	05/03/2023	$2,232,077	$2,137,403
Raistone Purchasing LLC(i)	N/A	N/A	06/07/2023	2,200,372	2,062,639
Raistone Purchasing LLC(i)	N/A	N/A	06/07/2023	2,199,350	2,065,410
Raistone Purchasing, LLC(i)	N/A	N/A	03/29/2023	2,099,987	2,038,116
Raistone Purchasing, LLC(i)	N/A	N/A	02/22/2023	1,999,703	1,963,998
Total Supply Chain Finance					10,267,566

Total Unsecured Debt (Cost $10,266,220)					10,267,566

EQUITY - 2.58%(c)
Residential Real Estate - 2.58%(e)
Urban Standard Capital, LLC	N/A	N/A	N/A	3,000,000	$3,000,000
Total Residential Real Estate					3,000,000

Total Equity (Cost $3,000,000)					3,000,000

FIRST-LIEN SENIOR SECURED TERM LOANS - 45.38%(c)
Auto - 6.87%
Insurance - 2.56%(e)
Everberg Capital, LLC	9.50%	1M US L + 8.50%, (1.00% Floor)	05/23/2028	3,000,000	3,000,000
Non-Prime - 4.29% (d)
Exotic Car Leasing, LLC	9.75%	9.75%	07/15/2023	4,977,000	4,977,000
Total Auto					7,977,000

Commercial - 0.83%
Single-Family Home - 0.83%(d)
ARH Models, LLC	8.49%	8.49%	06/23/2024	961,113	961,113
Total Commercial					961,113

Commercial Real Estate - 19.98%
Bridge - 3.44%(e)(f)
Invictus Real Estate Partners	19.33%	1 M US L + 16.40% Cash 2.68% PIK (0.25% Floor)	06/30/2023	4,000,000	4,000,000
Hotel - 10.21%
BIH Owner, LLC(f)	10.50%	7.00% Cash + 3.50% PIK	01/31/2023(m)	3,863,816	3,863,816
Cottonwood Management, LLC(e)	10.00%	10.00%	02/07/2025	5,000,000	5,000,000
Rupal Corporation(a)	8.99%	7.99% Cash + 1.00% PIK	02/01/2023	3,000,000	3,000,000

See Notes to Financial Statements.

6	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Consolidated Schedule of Investments
December 31, 2022

		Reference
		Rate &		Par
	Rate	Spread(a)	Maturity Date	Amount/Shares	Value
Land - 6.33%
Arabella Capital	10.50%	10.50%	03/01/2023	$4,350,000	$4,350,000
iBorrow REIT, L.P.(e)	8.99%	8.99%	04/07/2023	3,000,000	3,000,000
Total Commercial Real Estate					23,213,816

Marine - 6.36%
Chemical Tankers - 6.36%(e)
Lomar Shipping Limited	9.25%	9.25%	01/31/2024	3,830,000	3,830,000
Lomar Shipping Limited	9.25%	9.25%	01/31/2024	3,550,000	3,550,000
Total Marine					7,380,000

Residential Real Estate - 11.34%(e)
Condominium Inventory - 11.34%
Invictus Real Estate Partners	13.23%	1M SOFR + 13.13%, (0.10% Floor)	03/24/2024	7,192,259	6,599,172
Urban Standard Capital, LLC	13.45%	1D Prime Rate + 5.25%	02/01/2024	6,569,686	6,569,685
Total Residential Real Estate					13,168,857

Total First-Lien Senior Secured Term Loans (Cost $53,424,297)					52,700,786

INVESTMENTS IN INVESTEE FUNDS - 6.09%(e)
Legal - 6.09%
Insurance - 6.09%
9RPJ1 Partners, LP(b)(d)	N/A	N/A	N/A	4,932,964	4,285,236
BWA20C(b)	N/A	N/A	N/A	3,300,000	2,785,178
Total Legal					7,070,414

Total Investments in Investee Funds (Cost $6,985,603)					7,070,414

SECOND-LIEN SENIOR SECURED TERM LOANS - 0.93%(c)
Consumer - 0.93%
Cash-Collateralized - 0.93%(e)
NCP SPV Unitranche, LLC	13.00%	13.00%	11/30/2023	1,078,029	1,078,029
Total Consumer					1,078,029

Total Second-Lien Senior Secured Term Loans (Cost $1,078,029)					1,078,029

STRUCTURED NOTES - 4.83%(c)(g)
Bank of Montreal, Block Inc.	12.40%	N/A	12/29/2023	500,000	89,750
Bank of Montreal, Roku	17.20%	N/A	12/29/2023	500,000	219,100
Credit Suisse, Las Vegas Sands Corp.	11.00%	N/A	07/31/2023	500,000	458,050
Credit Suisse, Lyondell Basell Industries N.V.	10.50%	N/A	07/31/2023	500,000	470,650

See Notes to Financial Statements.

Annual Report | December 31, 2022	7

YieldStreet Prism Fund Inc.	Consolidated Schedule of Investments
December 31, 2022

		Reference
		Rate &		Par
	Rate	Spread(a)	Maturity Date	Amount/Shares	Value
Credit Suisse, Paycom Software, Inc.	12.40%	N/A	12/29/2023	500,000	$401,050
Credit Suisse, Zillow Group, Inc.	11.50%	N/A	11/02/2023	500,000	146,750
Goldman Sachs, Citigroup	10.25%	N/A	05/04/2023	500,000	321,550
Goldman Sachs, Facebook, Inc.	10.00%	N/A	09/25/2023	500,000	167,950
Goldman Sachs, FedEx Corporation	11.00%	N/A	05/04/2023	500,000	311,600
Goldman Sachs, Micron	12.30%	N/A	05/04/2023	500,000	337,500
Goldman Sachs, The Walt Disney Company	9.00%	N/A	05/04/2023	500,000	231,650
JPMorgan, Generac Holdings, Inc.	13.25%	N/A	12/29/2023	500,000	149,650
Royal Bank of Canada, General Motors	9.75%	N/A	06/02/2023	500,000	301,450
Royal Bank of Canada, United Rentals, Inc.	11.00%	N/A	06/19/2023	650,000	637,585
The Toronto-Dominion Bank, CrowdStrike Holdings, Inc.	12.85%	N/A	09/25/2023	500,000	216,350
The Toronto-Dominion Bank, Fortinet, Inc.	13.27%	N/A	12/29/2023	500,000	396,750
The Toronto-Dominion Bank, Western Digital Corporation	12.65%	N/A	06/19/2023	650,000	277,095
UBS AG, Dow, Inc.	13.25%	N/A	09/25/2023	500,000	473,600
Total Structured Notes (Cost $9,300,000)					5,608,080

Total Non-Affiliated Investments (Cost $84,054,149)					79,724,875

PREFERRED EQUITY, AFFILIATED INVESTMENTS - 11.40%(c)
Aviation - 6.54%
YS AVN-AVT V LLC(d)(l)	N/A	N/A	N/A	7,589,443	7,589,443
Total Aviation					7,589,443

Consumer - 0.72%
EH YS Purchaser I LLC(d)	N/A	N/A	N/A	833,333	833,333
Total Consumer					833,333

Residential Real Estate - 4.14%
Multi-family - 4.14%
YS PP REQ I Hines Park, LLC(e)(j)	N/A	N/A	N/A	2,000,000	2,299,881

See Notes to Financial Statements.

8	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Consolidated Schedule of Investments
December 31, 2022

		Reference
		Rate &		Par
	Rate	Spread(a)	Maturity Date	Amount/Shares	Value
YS PP REQ II P Southgate Apartments, LLC (e)(k)	N/A	N/A	N/A	$2,000,000	$2,507,899
Total Residential Real Estate					4,807,780

Total Preferred Equity, Affiliated Investments (Cost $12,422,776)					13,230,556

	7-Day Yield	Shares
MONEY MARKET MUTUAL FUNDS - 18.30%(h)
SEI Government Fund, Class F (SEOXX)	3.14%	21,255,675	$21,255,675
Total Money Market Mutual Funds (Cost $21,255,675)			21,255,675

Total Investments – 98.35% (Cost $117,732,600)			$114,211,106
Other Assets in Excess of Liabilities – 1.65%			1,911,645
Net Assets - 100.00%			$116,122,751

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1D Prime Rate - 1 Day Prime Rate as of December 31, 2022 was 4.75%

1M US SOFR - 1 Month SOFR as of December 31, 2022 was 4.06%

1M US L - 1 Month LIBOR as of December 31, 2022 was 4.39%

(a)	Floating or variable rate investment. The rate in effect as of December 31, 2022 is based on the reference rate, as described above, plus the displayed spread as of the securities last reset date. The interest rate shown is the rate in effect as of year end and changes periodically.

(b)	Non-income producing security.

(c)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets (See Note 3).

(d)	These investments have an unfunded commitment as of December 31, 2022 (See Note 11).

(e)	Restricted Security; these securities may only be sold in transactions exempt from registration under the Securities Act of 1933 (See Note 3).

(f)	Paid in kind security which may pay interest in additional par.

(g)	Contingent interest payment with respect to a review date only if the closing price of one share of the reference stock on that review date is greater than or equal to the interest barrier. If the closing price of one share of the reference stock on that review date is less than the interest barrier, no contingent interest payment will be made with respect to that review date. Accordingly, if the closing price of one share of the reference stock on each review date is less than the interest barrier, investors will not receive any interest payments over the term of the notes.

(h)	Money market fund; interest rate reflects seven-day effective yield on December 31, 2022.

See Notes to Financial Statements.

Annual Report | December 31, 2022	9

YieldStreet Prism Fund Inc.	Consolidated Schedule of Investments
December 31, 2022

(i)	These investments are purchased at a discount and accrete to par at the date of the investments maturity at a 13.0% rate per annum.

(j)	Investment held through tax consolidated subsidiary YS PP REQ I, LLC.

(k)	Investment held through tax consolidated subsidiary YS PP REQ II P, LLC.

(l)	Investment held through tax consolidated subsidiary YS-HP-S JV Corp.

(m)	Subsequent to December 31, 2022, the maturity date of this investment has been extended.

Below is a summary of the fund transactions with its affiliates during the year ended December 31, 2022:

Preferred Equity, Affiliated Investments

				Net Change
	Fair Value at			in Unrealized	Fair Value	Net Realized
	December 31,			Gains	at December	Gains	Dividend
Name of Issuer	2021	Purchases	Sales	(Losses)	31, 2022	(Losses)	Income
YS PP REQ I, LLC	$2,000,000	$–	$–	$299,881	$2,299,881	$–	$136,000
YS PP REQ II, LLC	2,000,000	–	–	507,899	2,507,899	–	123,986
YS AVN-AVT V LLC	–	7,589,443	–	–	7,589,443	–	–
EH YS Purchaser I LLC	–	833,333		–	833,333	–	–
	$4,000,000	$8,422,776	$–	$807,780	$13,230,556	$–	$259,986

See Notes to Financial Statements.

10	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Consolidated Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Investments, at value - non-affiliated (Cost $105,309,824)	$100,980,550
Investments, at value - affiliated (Cost $12,422,776)	13,230,556
Cash and Restricted Cash (Note 2)	71,490
Dividend receivable	50,211
Interest receivable	877,378
Receivable due from Adviser (Note 5)	533,861
Investment paid in advance	3,440,000
Prepaid expenses and other assets	131,388
Total Assets	119,315,434

LIABILITIES:
Accrued professional fees	753,405
Accrued investment advisory fees payable	311,757
Accrued transfer agent fees	138,696
Prepaid loan interest	79,982
Accrued administration fees (Note 5)	69,057
Accrued compliance officer fees	66,102
Accrued trustees fees	18,211
Accrued custodian fees	12,453
Income tax payable	106,138
Deferred tax liabilities	1,026,000
Other payables and accrued expenses	610,882
Total Liabilities	3,192,683
Net Assets	$116,122,751

COMPOSITION OF NET ASSETS:
Paid-in capital	$122,406,068
Total distributable earnings	(6,283,317)
Net Assets	$116,122,751

Common shares of beneficial interest outstanding, at $0.001 par value	12,787,947
Net Asset Value per Common Share	$9.08

See Notes to Financial Statements.

Annual Report | December 31, 2022	11

YieldStreet Prism Fund Inc.	Consolidated Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Non-affiliated investments:
Interest	$8,992,989
Dividends	530,804
Other income (Note 2)	203,268
Affiliated Investments:
Dividends	259,986
Total Investment Income	9,987,047

EXPENSES:
Investment advisory fees (Note 5)	918,473
Fund administration fees (Note 5)	644,715
Tax expense	532,586
Professional fees	461,999
Transfer agent fees	213,577
Auditing fees	212,421
Directors fees and expenses (Note 4)	175,953
Insurance expense	161,708
Compliance officer fees	65,427
Custodian fees	26,246
Other expenses	157,985
Total Expenses Before Waivers and Taxes from consolidated subsidiaries (Note 9)	3,571,090
Expenses Waived or Reimbursed by the Adviser	(2,193,187)
Net Expenses, before Taxes from consolidated subsidiaries (Note 9)	1,377,903
Net Investment Income, before Taxes from consolidated subsidiaries	8,609,144
Taxes from consolidated subsidiaries-current (Note 9)	$(106,138)
Net Investment Income, net of Taxes from consolidated subsidiaries	$8,503,006

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investment securities	$(2,092,908)
Change in unrealized appreciation/(depreciation) on:
Investment securities	(3,607,585)
Affiliated securities	807,780
Deferred tax liabilities	(1,026,000)
Net change in unrealized appreciation/(depreciation), net of taxes	(3,825,805)
Net Realized and Unrealized Loss on Investments	(5,918,713)
Net Increase in Net Assets from Operations	$2,584,293

See Notes to Financial Statements.

12	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Consolidated Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
OPERATIONS:
Net investment income	$8,503,006	$5,187,940
Net realized loss	(2,092,908)	(10,815)
Net change in unrealized appreciation/(depreciation), net of taxes	(3,825,805)	(1,204,584)
Net Increase in Net Assets from Operations	2,584,293	3,972,541

TOTAL DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,683,833)	(5,384,460)
From tax return of capital	(4,713,447)	(769,792)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(9,397,280)	(6,154,252)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares	37,824,149	56,848,089
Net asset value of common shares issued to shareholders from reinvestment of dividends	6,420,524	3,937,544
Cost of shares redeemed from common shares	(16,796,371)	(7,916,969)
Net Increase from Capital Share Transactions	27,448,302	52,868,664
Net Increase in Net Assets	20,635,315	50,686,953

NET ASSETS:
Beginning of period	$95,487,436	$44,800,483
End of period	$116,122,751	$95,487,436

See Notes to Financial Statements.

Annual Report | December 31, 2022	13

YieldStreet Prism Fund Inc.	Consolidated Statement of Cash Flows
For the Year Ended December 31, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$2,584,293
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(84,097,535)
Proceeds from disposition of investment securities	59,376,649
Discounts accreted/premiums amortized	(799,143)
Net realized loss on:
Investment securities	2,092,908
Net change in unrealized appreciation/(depreciation) on:
Investment securities	2,799,805
Net purchase of short-term investment securities	(3,031,182)
(Increase)/Decrease in assets:
Receivable for investment securities sold	4,500,000
Interest receivable	278,194
Dividend Receivable	(50,211)
Investments paid in advance	(3,440,000)
Receivable due from Adviser	653,070
Prepaid expenses and other assets	(44,364)
Increase/(Decrease) in liabilities:
Deferred tax liabilities	1,026,000
Accrued professional fees	533,563
Accrued investment advisory fees	311,757
Income tax payable	106,138
Accrued transfer agent fees	58,990
Accrued compliance officer fees	32,427
Accrued trustees fees	18,211
Accrued custodian fees	(5,857)
Accrued administration fees	(29,756)
Payable due to Adviser	(31,407)
Accrued prepaid loan interest	(132,211)
Tax expense payable	(1,128,065)
Other payables and accrued expenses	143,212
Net Cash Used in Operating Activities	(18,274,514)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold - common shares	37,824,149
Cost of shares redeemed - common shares	(16,796,371)
Distributions paid - common shareholders	(2,976,756)
Net Cash Provided by Financing Activities	18,051,022

See Notes to Financial Statements.

14	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Consolidated Statement of Cash Flows
For the Year Ended December 31, 2022

Net Decrease in Cash and Restricted Cash	(223,492)
Cash and Restricted Cash, beginning balance	294,982
Cash and Restricted Cash, ending balance	$71,490

Non-cash activity:
Reinvestment of distributions	$6,420,524
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash and Restricted Cash	$294,982

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash and Restricted Cash	$71,490
Cash and Restricted Cash, ending balance	$71,490

See Notes to Financial Statements.

Annual Report | December 31, 2022	15

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

NOTE 1. ORGANIZATION

YieldStreet Prism Fund Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund commenced operations on March 9, 2020. The Fund’s shares are not publicly traded.

The Fund’s investment objective is to generate current income and, as a secondary objective, capital appreciation. The Fund intends to seek to achieve its investment objective by primarily investing in debt securities and other credit instruments across multiple sectors, either directly or through separate investment structures or vehicles that provide the Fund with exposure to such securities (“Credit Investments”). Such Credit Investments may include instruments directly or indirectly secured by real or personal property.

YieldStreet Management, LLC (the “Adviser”) serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”). The Adviser is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser also serves as the Fund’s administrator, and in such capacity provides, or arranges for the provision of, the administration services necessary for the Fund to operate. The Adviser, in its capacity as the Fund’s administrator, expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Fund on its behalf.

On December 21, 2021 the Board of Directors approved to continue to operate as an evergreen fund with no termination date and, accordingly, the fund does not intend to cease investment operations nor seek to liquidate the investment portfolio as of any specified date.

The Fund established wholly-owned subsidiaries, YP-HP-S JV Corp., YS PP REQ II P LLC and YS PP REQ I LLC, (“the Subsidiaries”) which serve on hold equity or equity-like investments in partnerships. The Fund consolidates its Subsidiaries for accounting purposes but the Subsidiaries are not consolidated for U.S. federal income tax purposes and may incur U.S. federal income tax expense as a result.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying financial statements have been prepared in accordance with the investment company and accounting reporting guidance of the Financial Statement Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The accounting policies are in conformity with the accounting principles generally accepted in the United States of America (U.S. GAAP).

Use of Estimates: The preparation of the financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income, expense and gains and losses during the reported periods. Actual results could differ from those estimates and those differences could be material. Certain prior year amounts have been reclassified to conform with the current year presentation.

16	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

Changes in the economic environment, financial markets, credit worthiness of the Fund’s portfolio and any other parameters used in determining these estimates could cause actual results to differ materially.

Cash and Cash Equivalents: The Fund defines cash equivalents as securities that are readily convertible into known amounts of cash and near maturity that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Fund deems that certain money market funds, U.S. Treasury bills, repurchase agreements, and other high quality, short-term debt securities would qualify as cash equivalents.

Restricted Cash: Restricted cash is subject to legal or contractual restriction by third parties as well as a restriction to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used.

Fair Value Measurements: The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. Fair value should be determined based on assumptions that market participants would use in pricing the asset or liability, not assumptions specific to the entity.

Fair value measurements are determined quarterly within a framework that establishes a three-tier hierarchy which classifies fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Quoted prices are available in active markets for identical investments as of the reporting date.

Level 2 –	Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments that would generally be included in this category include publicly traded securities with restrictions on disposition, and certain convertible securities; and

Annual Report | December 31, 2022	17

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

Level 3 –	Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments is determined using valuation methodologies that consider a range of factors, including but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, valuations for comparable companies, current and projected operating performance and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed. Investments that are included in this category generally are privately held debt, equity, and certain convertible securities.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of estimating fair value, those estimated values may be materially higher or lower than if the fair value was determined using observable inputs. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

Investment Valuation: Under procedures established by the Fund’s Board of Directors, the fair value process is monitored by the Fund’s Audit Committee either directly or through the oversight of other committees, including the Adviser’s Internal Valuation Committee. The purpose of the Internal Valuation Committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues and approving changes to valuation methodologies and pricing sources. Meetings are held at least quarterly to discuss and analyze the significant assumptions utilized in the Adviser’s internally developed models and to review the valuations provided by third party pricing services and an independent valuation firm for reasonableness. In addition, the Fund utilizes broker quotes to value its structured notes. Money market fund investments are valued at the reported net asset value per share. If and when market quotations are unavailable or are deemed not to represent fair value, the Adviser will develop models to determine the fair value. An independent valuation firm reviews the valuation quarterly from the Adviser and develops their own appraisals. The Board of Directors is fully responsible for approving the fair values based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

18	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Board of Directors has approved a multi-step valuation process each quarter, as described below:

1.	The quarterly valuation process begins with investments initially valued by the Internal Valuation Group of the Adviser.

2.	The asset class team covering each of these investments and/or the Director of Portfolio Management & Restructuring review and approve the valuations before they are submitted to the Internal Valuation Committee for further review.

3.	An independent valuation firm is engaged by the Board of Directors to conduct independent appraisals by reviewing the Adviser’s internal valuations for the largest investments with total current fair value greater than or equal to 3% of the Fund’s Net Asset Value (as of the previous quarter), and then providing an assessment of the Adviser’s internal values.

4.	The Audit Committee of the Board of Directors reviews the valuations of our Adviser and the valuations prepared by the independent valuation firms and responds, if warranted, to the valuation recommendation of the independent valuation firms.

5.	The Board of Directors discusses valuations and determines in good faith the fair value of such investments based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

6.	Generally, new private investments purchased within 45 business days before the valuation date are held at the recent transaction price and not valued by an independent valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

The process above does not apply when the vendor price has been determined to be indicative of fair value. If there is a market dislocation, the Internal Valuation Committee will reconvene to revisit valuations intra quarter as needed.

Annual Report | December 31, 2022	19

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

Investments for which market quotations are not readily available are valued utilizing a market approach, an income approach, or cost approach, as appropriate. The market approach indicates the fair value of an asset or liability based on prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including businesses). In the context of securities valuation, market approach valuation techniques can include quoted prices in active markets and market multiple analyses based on comparables. The income approach indicates the fair value of an asset or liability based on discounting the future cash flows that an asset or liability can be expected to generate over its remaining life to a present value equivalent. The future cash flows are discounted at a rate that reflects the time value of money and the risk and uncertainty inherent in the projected cash flows. In the context of securities valuation, income approach valuation techniques can include discounted cash flow analyses and option pricing models (i.e., Black-Scholes). The cost approach is a valuation technique that uses the concept of replacement cost as an indicator of value. For valuing business and investment securities, this approach is typically referred to as an asset or net asset approach. The approach typically encompasses a liquidation method or a net asset value method. The liquidation method assumes the subject company will be liquidated in the near future and determines its estimated liquidation price for the company’s assets, including all fees and commissions the actual owner would incur to liquidate the company. The net asset value (also called adjusted book value) method makes adjustments to determine the fair value of the company. During the year ended December 31, 2022, there were no significant changes to the Fund’s valuation techniques and related inputs considered in the valuation process. The fair value of investments in investment partnerships, managed funds, and other investment funds (“Investee Fund(s)”) is generally determined using the reported net asset value per share of the Investee Fund, or its equivalent (“NAV”), as a practical expedient for fair value if the reported NAV of the Investee Fund is calculated in a manner consistent with the measurement principles applied to investment companies, in accordance with ASC 946. In order to use the practical expedient, the Investment Manager has internal processes to independently evaluate the fair value measurement process utilized by the underlying Investee Fund to calculate the Investee Fund’s NAV in accordance with ASC 946. Such internal processes include the evaluation of the Investee Fund’s process and related internal controls in place to estimate the fair value of its underlying investments that are included in the NAV calculation, performing ongoing operational due diligence, review of the Investee Fund’s audited financial statements, and ongoing monitoring of other relevant qualitative and quantitative factors.

The fair value of investments in Investee Funds is reported net of management fees and incentive allocations/fees. The Investee Funds’ management fees and incentive allocations/fees are reflected in realized and unrealized gain from investments in the Consolidated Statement of Operations.

Due to the inherent uncertainty of these estimates, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

The investments in Investee Funds may involve varying degrees of interest rate risk, credit risk, foreign exchange risk, and market, industry or geographic concentration risk. While the Investment Manager monitors and attempts to manage these risks, the varying degrees of transparency into and potential illiquidity of the financial instruments held by the Investee Funds may hinder the Investment Manager’s ability to effectively manage and mitigate these risks.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis for financial reporting purposes and amounts payable or receivable for trades not settled as of period end are reflected as liabilities and assets, respectively, in the Statement of Assets and Liabilities. Realized gains and losses on investment transactions reflected in the Statement of Operations are recorded on a trade date basis. Cost is determined by the specific identification method. Interest is recorded on an accrual basis and dividend income is recorded on the ex-dividend date.

Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management’s judgment.

20	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

Payment-In-Kind Income: Some of the Fund’s loans may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Fund capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK income generally becomes due at maturity of the investment or upon the investment being called by the issuer. Upon capitalization, PIK income is subject to the fair value estimates associated with their related investments. The Fund places investments on non-accrual status when principal or interest/dividend is not expected to be paid.

Expense Recognition: Expenses include management fees and may include professional fees, including but not limited to insurance expenses, legal fees, directors’ fees, audit and tax service expenses and other general and administrative expenses. Expenses are recorded on an accrual basis.

Other Income: Loan origination fees, original issue discount (“OID”), and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable. Upon the prepayment of a loan, prepayment premiums, any unamortized loan origination fees, OID, or market discounts are recorded as interest income. In addition, exit fees and prepayment fees are also included in other income and are recorded when earned.

Distributions: Distributions to common shareholders, which are determined in accordance with the Plan of Distribution set forth in the Fund’s prospectus and with federal income tax regulations, are recorded on the ex-dividend date. The Board of Directors expects to authorize, and the Fund intends to declare and pay ordinary cash distributions on a quarterly basis. Net realized capital gains, if any, are generally distributed at least annually.

Federal Income Taxes: The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will not have to pay Fund-level federal income taxes on any ordinary income or capital gains that the Fund distributes to shareholders from the Fund’s tax earnings and profits.

In order to continue to qualify for RIC tax treatment among other things, the Fund is required to distribute at least 90% of its investment company taxable income and intends to distribute all of the Fund’s investment company taxable income and net capital gains to common shareholders. The character of income and gains that the Fund will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to shareholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

Annual Report | December 31, 2022	21

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

The Fund follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Penalties or interest, if applicable, that may be assessed relating to income taxes would be classified as other operating expenses in the financial statements. As of December 31, 2022, there were no uncertain tax positions and no amounts accrued for interest or penalties. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although the Fund files both federal and state income tax returns, the Fund’s major tax jurisdiction is federal. The Fund’s tax returns for each tax year since 2019 remains subject to examination by the Internal Revenue Service.

Recent Accounting Standards: In March 2020, the FASB issued Accounting Standards Update “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU 2020-04), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered based reference rates at the end of 2021. ASU 2022-06 has extended the sunset date for LIBOR transition relief until 2024. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. At this time, management believes the adoption of ASU 2020-04 will not have a material impact to the financial statements.

22	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

NOTE 3. INVESTMENTS

Fair Value Measurements and Disclosures: The following table presents the fair value measurement of investments by major class of investments as of December 31, 2022 according to the fair value hierarchy:

		Level 2 -	Level 3 -
		Significant	Significant
	Level 1 -	Observable	Unobservable
Investments at Value	Quoted Prices	Inputs	Inputs	Total
Unsecured Debt	$–	$–	$10,267,566	$10,267,566
Equity	–	–	3,000,000	3,000,000
First-Lien Senior Secured Term Loans	–	–	52,700,786	52,700,786
Preferred Equity, Affiliated Investments	–	–	13,230,556	13,230,556
Second-Lien Senior Secured Term Loans	–	–	1,078,029	1,078,029
Structured Notes	–	–	5,608,080	5,608,080
Money Market Mutual Funds	21,255,675	–	–	21,255,675
Total	$21,255,675	$–	$85,885,017	$107,140,692
Investments measured at net asset value(b)				$7,070,414
Total Investments, at fair value(a)				$114,211,106

(a)	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.

(b)	Investments valued using NAV as the practical expedient, an indicator of fair value.

Annual Report | December 31, 2022	23

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

			Second Lien
	First Lien		Senior
	Senior Secured	Preferred	Secured	Structured		Unsecured
	Term Loans	Equity	Term Loans	Notes	Equity	Debt	Total
Balance as of December 31, 2021	$29,356,735	$4,000,000	$9,248,354	$9,208,838	$2,651,058	$–	$54,464,985
Accrued discount/premium	2,310	–	–	–	–	183,472	$185,782
Realized Gain/(Loss)	145	–	(475,000)	–	–	–	$(474,855)
Change in Unrealized Appreciation/ (Depreciation)	(726,621)	807,780	–	(3,100,758)	348,942	1,347	$(2,669,310)
Purchases	40,652,818	8,422,776	2,869,406	–	–	10,082,747	$62,027,747
Proceeds from disposition of investments	(16,584,601)	–	(10,564,731)	(500,000)	–	–	$(27,649,332)
Transfer into Level 3	–	–	–	–	–	–	$–
Transfer out of Level 3	–	–	–	–	–	–	$–
Balance as of December 31, 2022	$52,700,786	$13,230,556	$1,078,029	$5,608,080	$3,000,000	$10,267,566	$85,885,017
Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at December 31, 2022	$(732,709)	$807,780	$–	$(3,100,758)	$–	$1,347	$(3,024,340)

24	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

The following table summarizes the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of December 31, 2022. In addition to the techniques and inputs noted in the table below, according to the Fund’s valuation policy, other valuation techniques and methodologies when determining the Fund’s fair value measurements may be used. The below table is not intended to be all inclusive, but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

		Valuation
		Techniques/	Unobservable		Weighted
Asset Category	Fair Value	Methodologies	Input	Range	Average(1)
First-lien Senior Secured Term Loans	$46,101,614	Discounted Cash Flow	Discount Rate	8.49%-21.70%	14.20%
First-lien Senior Secured Term Loans	6,599,172	Discounted Cash Flow/Market Approach	Discount Rate/Transaction Price	9.05%/94.46%	9.05%/94.46%
Second-lien Senior Secured Term Loans	1,078,029	Discounted Cash Flow	Discount Rate	13.00%	13.00%
Equity	3,000,000	Discounted Cash Flow	Discount Rate	15.66%	15.66%
Preferred Equity	833,333	Recent Transaction	Recent Transaction Price	$100.00	$100.00
Preferred Equity	12,397,223	Discounted Cash Flow	Discount Rate	10.00%-20.93%	14.79%
Structured Notes	5,608,080	Market Approach	Comparable multiple	$17.95-$98.09	$70.60
Unsecured Debt	4,002,114	Market Approach	Discount Rate	13.00%	13.00%
Unsecured Debt	6,265,452	Recent Transaction	Recent Transaction Price	$93.74-$95.76	$94.48
	$85,885,017

(1)	The weighted average is calculated by multiplying the unobservable input by the weight of each investment over the sum of the fair value of the underlying investments.

The Fund utilized the yield analysis, market comparable technique, and recent transaction price. The yield analysis technique is an analysis whereby expected cash flows of the loan are discounted to determine a present value using internal rate of return. Significant increases or decreases in the internal rate of return would result in an increase or decrease in the fair value measurement. The Fund utilized the asset based approach technique to determine the fair value of certain Level 3 assets. The asset based approach technique is an analysis whereby the projected value of an asset is based on the value that can be recovered in the event of liquidation or winding down. The estimated recovery rate (“ERR”) is the rate the Fund is expected to recover of the investment at the conclusion of the recovery management process. This rate is based on an asset specific valuation framework that can utilize fair value of collateral, comparable transactions, discount cash flow analysis, and/or contingency based events.

Annual Report | December 31, 2022	25

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

Valuation of Investments -- The Board of the Fund has approved valuation policies and procedures adopted by the Adviser to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has designated the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, and in that role the Adviser is responsible for performing fair value determinations relating to all of the Fund’s investments, including periodically assessing and managing any material valuation risks and establishing and applying fair value methodologies, in accordance with valuation policies and procedures that have been approved by the Board. The Board ultimately is responsible for fair value determinations under the 1940 Act and satisfies its responsibility through the oversight of the valuation designee in accordance with Rule 2a-5. Such internal processes include the evaluation of the investee fund’s policies and related internal controls in place to estimate the fair value of its underlying investments that are included in the NAV calculation, performing ongoing operational due diligence, review of the investee fund’s audited financial statements and ongoing monitoring of other relevant qualitative and quantitative factors. If the Adviser determines, based on its own due diligence and investment monitoring procedures, that the reporting NAV of an Investee Fund does not represent fair value, the Adviser shall estimate the fair value in good faith and as determined under U.S. GAAP and approved policies and procedures. The Fund primarily uses comparable multiples for its structured notes which uses equity prices from brokers to determine the fair value. For recent transaction technique, generally, new private investments purchased within 45 business days before the valuation date are not reviewed by an independent third-party valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent third-party valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

Investment Transactions: Purchases and sales of investments, excluding short-term obligations, for the year ended December 31, 2022, were as follows:

Cost of investments purchased	$84,097,535
Proceeds from disposition of investments	$64,688,083

Restricted Securities: As of December 31, 2022, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

26	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

Restricted securities as of December 31, 2022, were as follows:

	% of	Acquisition	Par Amount/
Security	Net Assets	Date	Shares	Cost	Fair Value
BWA20C	2.40%	6/17/2020	3,300,000	$2,751,770	$2,785,178
iBorrow REIT, L.P.	2.58%	9/8/2021	3,000,000	3,000,000	3,000,000
NCP SPV Unitranche, LLC	0.93%	11/30/2020	1,078,029	1,078,029	1,078,029
YS PP REQ I LLC	1.98%	1/7/2021	2,000,000	2,000,000	2,299,881
YS PP REQ II P LLC	2.16%	2/2/2021	2,000,000	2,000,000	2,507,899
Urban Standard Capital	2.58%	9/8/2021	3,000,000	3,000,000	3,000,000
9RPJ1 Partners, LP	3.69%	1/8/2021	4,932,964	4,233,834	4,285,236
Invictus Real Estate Partners	3.44%	12/10/2021	4,000,000	4,000,000	4,000,000
Invictus Real Estate Partners	5.68%	3/25/2022	7,192,259	7,273,069	6,599,171
Raistone Purchasing, LLC	1.69%	9/2/2022	1,999,703	1,885,638	1,963,998
Raistone Purchasing, LLC	1.76%	9/29/2022	2,099,987	1,974,831	2,038,116
Raistone Purchasing, LLC	1.84%	6/9/2022	2,232,077	2,094,254	2,137,403
Raistone Purchasing, LLC	1.78%	12/8/2022	2,200,372	2,062,639	2,062,639
Raistone Purchasing, LLC	1.78%	12/27/2022	2,199,350	2,065,384	2,065,410
Cottonwood Management, LLC	4.31%	3/30/2022	5,000,000	5,000,000	5,000,000
Urban Standard Capital	5.66%	3/11/2022	6,569,686	6,709,309	6,569,685
Lomar Shipping Limited	3.06%	2/17/2022	3,550,000	3,550,000	3,550,000
Lomar Shipping Limited	3.30%	2/17/2022	3,830,000	3,830,000	3,830,000
Everberg Capital, LLC	2.58%	5/23/2022	3,000,000	3,000,000	3,000,000
Total	53.20%			$61,508,757	$61,772,645

Annual Report | December 31, 2022	27

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

The following table summarizes investments in Investee Funds, by investment strategy, the unfunded commitment of each strategy (if applicable), and the amount of the investment in Investee Fund that cannot be redeemed as of year end because of redemption restrictions put in place by the Investee Funds. These investments were valued using a yield analysis approach in the prior year.

		Non-redeemable Investments
Investments in Investee Funds by Strategy	Unfunded Commitment	$ Amount	Redemption Restriction Commencement Date (A)	Total $
Legal Finance	2,067,036	7,070,414	Various	7,070,414

(A)   Investments in Investee Funds cannot be redeemed until their respective maturity date.

NOTE 4. FEES AND EXPENSES

Officers and Directors: Directors who do not also serve in an executive officer capacity for the Fund or the Adviser (the “Independent Directors”) are entitled to receive annual cash retainer fees. The Fund will also reimburse each Independent Director for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting. The Independent Directors do not receive any pension or retirement benefits from the Fund nor does the Fund pay compensation to the directors who also serve in an executive officer capacity for the Fund or the Adviser. Amounts payable will be determined and paid quarterly in arrears. For the year ended December 31, 2022, $175,953 was paid to the Independent Directors of the Fund, which is included within the Consolidated Statement of Operations.

Custodian: Wilmington Savings Fund Society, FSB (“WSFS”) serves as the custodian bank of the Fund’s assets pursuant to a custody agreement.

Transfer Agent: DST Asset Manager Solutions, Inc. (“DST”) serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.

NOTE 5. RELATED PARTY TRANSACTIONS

Investment Advisory: Under the Investment Advisory Agreement, the Adviser is entitled to a management fee (the “Adviser Management Fee”). The Adviser Management Fee is calculated at an annual rate of 1.00% of the average of the Fund’s net assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters. The Adviser Management Fee is payable quarterly in arrears. Adviser Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter. The Fund incurred expenses in the amount of $918,473 for Investment Advisory fees in the Consolidated Statement of Operations during the year ended December 31, 2022.

28	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

Due to Adviser: As of December 31, 2022, the Fund owed the Adviser $311,757, which include investment advisory fees and cancelled fund shares the Adviser paid on behalf of the Fund.

Administration: The Fund has also entered into an administration agreement (the “Administration Agreement") with the Adviser under which the Adviser, among other things, provides (or oversees, or arranges for, the provision of) the administrative services and facilities necessary for the Fund to operate. For providing these facilities and services, the Fund has agreed to reimburse the Adviser for the fees, costs and expenses incurred by the Adviser in performing its obligations and providing personnel and facilities. In addition, the Fund will reimburse any affiliate of the Adviser for any fees, costs and expenses incurred by such affiliate on behalf of the Adviser in connection with the Adviser’s provision of services to the Fund under the Administration Agreement.

The Fund will bear all fees, costs and expenses incurred in connection with the Fund’s operation, administration and transactions that are not specifically assumed by the Adviser pursuant to the Investment Advisory Agreement. The aggregate amount of fees, costs and expenses, including investment organizational and offering expenses, that may be paid by the Fund to the Adviser pursuant to the Administration Agreement in any calendar quarter will be limited to no more than 0.125% (0.50% annualized, the "Reimbursement Cap") of the Fund’s net assets (excluding cash and cash equivalents), as determined as of the end of such calendar quarter, taking into account any fees, costs and expenses paid directly by the Fund during such calendar quarter, but excluding non-administrative expenses incurred by the Fund, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) management fees payable to the Adviser pursuant to the Investment Advisory Agreement; provided that, for a period of three years from the date of a previous waiver of costs and expenses by the Adviser, any amounts not reimbursed with respect to a given calendar quarter will remain subject to reimbursement in any subsequent calendar quarter, subject to compliance with the applicable expense reimbursement limitation for such subsequent calendar quarter.

Amounts due from the Adviser consist of expense support repayments, management fees, routine non-compensation overhead, operating expenses, tax expenses and offering expenses paid on behalf of the Fund. All balances due from the Adviser are settled quarterly. Pursuant to the Administration Agreement, the Adviser reimbursed fund expenses exceeding the Reimbursement Cap totaling $2,193,187 of which $1,660,601 is subject to recoupment by the Adviser through 2025. Since inception, the Adviser reimbursed fund expenses exceeding the Reimbursement Cap totaling $7,571,909 of which $5,891,793 is subject to recoupment by the Adviser.

As of December 31, 2022, the following amounts that may be subject to reimbursement to the Adviser based upon their potential expiration dates:

2023	$2,814,983
2024	1,416,209
2025	1,660,601

As of December 31, 2022, ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s sub-administrator and to provide various administration, fund accounting, investor accounting and taxation services to the Fund. In consideration of these services, the Fund pays the Adviser, on a monthly basis. The Fund will reimburse the Adviser for certain out-of-pocket expenses incurred on behalf of the Fund.

Annual Report | December 31, 2022	29

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

Tax Expenses: In 2021, the Fund was unable to satisfy the requirement that a RIC must derive at least 90% of its annual gross income from “qualifying income.” Consequently, the Fund paid estimated taxes due on the income generated from the Fund's ownership percentage in the non-qualifying assets held in 2021. In 2022, the Fund received final IRS Tax notice and paid an additional $532,586 in tax expenses, which the Adviser reimbursed.

Affiliated Investments: As defined in the 1940 Act, affiliated investments are due to holding the power to vote or owning 5% or more of the outstanding voting securities of the investment but not controlling the company. As of December 31, 2022, the Fund held 13.30% of Southgate Apartments, 59.70% of Hines Park, 95.00% of YS AVN-AVT V LLC, and 33.33% of EH YS Purchaser LLC ownership in such investments with a total market value of $13,230,556.

NOTE 6. CAPITAL SHARE TRANSACTIONS

On March 9, 2020, the Fund completed its initial closing (the "Initial Closing"), selling the minimum number of shares required pursuant to the initial offering, and raised approximately $15,380,000 in gross proceeds. Investors can subscribe into the Fund on a weekly basis on that day's reported Net Asset Value ("NAV").

The Fund’s shares are not currently listed on any securities exchange. To purchase shares, an account must be established using the online investment portal, which is accessible through www.yieldstreetprismfund.com and complete and execute a subscription agreement for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount.

The Fund offers up to 100 million shares of common stock, $0.001 par value per share (“shares”), at the Net Asset Value per share. The shares are offered directly by the Fund, and the Fund has not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered. The minimum permitted subscription amount will initially be $20,000 of the shares, although the Fund may waive or increase or decrease this minimum permitted subscription amount from time to time in the Fund’s discretion.

30	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

Transactions in shares of common stock were as follows during the year ended December 31, 2022:

	For the	For the
	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
Common Shares outstanding - beginning of year	9,899,081	4,522,782
Common Shares issued in connection with the at-the-market offerings	3,986,168	5,779,959

Common Shares issued as reinvestment dividends	688,002	406,644
Less Shares Repurchased	(1,785,304)	(810,304)
Common Shares outstanding - end of year	12,787,947	9,899,081

NOTE 7. REPURCHASE PROGRAM

Beginning with the first calendar quarter following the one year anniversary of the Fund’s Initial Closing, which occurred on March 9, 2020, and on a quarterly basis thereafter, the Fund intends to offer to repurchase shares on such terms as may be determined by the Board of Directors, in its sole discretion, unless, in the judgment of the Fund’s Board of Directors, such repurchases would not be in the Fund’s best interests or would violate applicable law. The Fund will conduct such repurchase offers in accordance with the requirements of Regulation 14E and Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the 1940 Act. Any offer to repurchase shares will be conducted solely through tender offer materials delivered to each shareholder.

The Fund will limit the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Fund offers to repurchase may be less in light of the limitations noted below. To the extent the Fund’s Board of Directors determines that it is appropriate to do so, the Fund may reduce the repurchase price in any quarter by up to 2% in order to offset the expenses it expects to incur in connection with conducting such repurchase offer. At the discretion of the Fund’s Board of Directors, the Fund may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. A certain amount of cash may be reserved for upcoming investments. The Fund will offer to repurchase such shares at a price equal to the net asset value per share of the Fund’s common stock most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase. During the year ended December 31, 2022, the Fund repurchased $16,796,685 of securities through the completion of four tender offers that provided shareholders liquidity and distribution of a portion of their principal.

Annual Report | December 31, 2022	31

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

NOTE 8. DISTRIBUTIONS

The following table reflects the distributions per common share that the Fund declared and paid or are payable to its common shareholders during the years ended December 31, 2021 and December 31, 2022. Common shareholders of record as of each respective record date were or will be entitled to receive the distribution.

Ex Date	Record Date	Payable Date	Dividend Amount per Share	Total Distribution
02/14/2022	02/15/2022	02/22/2022	$0.20	$2,166,987
06/15/2022	06/16/2022	06/23/2022	$0.20	$2,318,325
09/14/2022	09/15/2022	09/22/2022	$0.20	$2,414,843
12/14/2022	12/15/2022	12/22/2022	$0.20	$2,497,125
				$9,397,280

Ex Date	Record Date	Payable Date	Dividend Amount per Share	Total Distribution
03/11/2021	03/10/2021	03/17/2021	$0.20	$1,132,358
06/10/2021	06/09/2021	06/16/2021	$0.20	$1,445,056
09/09/2021	09/08/2021	09/15/2021	$0.20	$1,671,548
12/09/2021	12/08/2021	12/15/2021	$0.20	$1,905,290
				$6,154,252

Distributions to common shareholders are recorded on the ex-dividend date. The table above includes distributions with record dates during the years ended December 31, 2022 and December 31, 2021 and does not include distributions previously declared to common shareholders of record on any future dates, as those amounts are not yet determinable.

NOTE 9. INCOME TAXES

The Fund’s policy is to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized (after reduction for capital loss carryforwards) gains to shareholders.

The Subsidiaries elected to be treated as C-Corporations for federal and state income tax purposes. State tax returns are filed in various states in which an economic presence exists. Current state taxes consist of income taxes, franchise taxes, business taxes, excise taxes or gross receipts taxes, depending on the state in which the returns are filed. Income taxes are charged based on apportioned income for each state.

In accordance with ASC 740, the Subsidiaries may recognize deferred income taxes for differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Deferred tax assets are reduced by a valuation allowance when is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

32	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at the Fund's fiscal year-end.

The tax character of the distributions paid by the Fund during the year ended December 31, 2022, was as follows:

2022
Distributions Paid From:
Ordinary income	$4,683,833
Long-term capital gain	–
Return of capital	4,713,447
Total	$9,397,280

2021
Distributions Paid From:
Ordinary income	$5,384,460
Long-term capital gain	–
Return of capital	769,792
Total	$6,154,252

For the year ending December 31, 2022, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from the Fund’s limited partner interests in investments in preferred equity which are presented on the Consolidated Schedule of Investments.

Paid-in capital	Distributable Earnings
$3,484,170	$(3,484,170)

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$–
Accumulated capital losses	(1,468,755)
Unrealized appreciation	(3,788,562)
Deferred Tax Liability for Subsidiaries	(1,026,000)
Total	$(6,283,317)

Annual Report | December 31, 2022	33

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short Term	Long Term
	$549,405	$919,350

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at December 31, 2022, were as follows:

Cost of investments for income tax purposes	$117,999,668
Gross appreciation (excess of value over tax cost)	$1,204,871
Gross depreciation (excess of tax cost over value)	(4,993,433)
Net unrealized appreciation	$(3,788,562)

The differences between book-basis and tax-basis are primarily due to the partnerships.

Deferred income tax assets and liabilities related to temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities and net operating loss carryforwards include the following as of December 31, 2022:

2022
Deferred Tax Assets
Net operating loss carryforwards	3,560,889
Deferred Tax Liabilities
Investments	(4,586,889)
Net Deferred Tax Asset/(Liabilities)	$(1,026,000)

The income tax expense (benefit) for the year ended December 31, 2022, consists of the following:

2022
Current Expense
Federal	81,397
State	24,741
106,138
Deferred Expense
Federal	786,839
State	239,161
1,026,000
Total Income Tax Expense	$1,132,138

34	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

For the year ended December 31, 2022, the provision for income taxes differed from the statutory tax rate (21%) primarily due to adjustments to the Fund’s investments in partnerships and state income taxes.

As of December 31, 2022, the Fund has generated federal net operating loss (“NOL”) carryforwards of approximately $16,480,081. Yearly utilization of the NOL carryforwards have certain tax limitations and do not expire. In addition, the Company has approximately $2,289,519 of state NOL carryovers.

NOTE 10. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss may exist from things such as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

Credit Risk: Credit risk is the risk that one or more fixed income securities in our portfolio will decline in price or fail to pay interest or principal when due as a result of a decline in the financial status of the issuer of the security. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent that the Fund invests in below investment grade securities, the Fund will be exposed to a greater amount of credit risk than a fund that only invests in investment grade securities. In addition, to the extent the Fund uses credit derivatives, such use will expose the Fund to additional risk in the event that the bonds underlying the derivatives default and/or the counterparty fails to perform. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities.

Although the Fund expects to invest in investments that are directly or indirectly secured by collateral, the Fund may be exposed to losses resulting from default and foreclosure of any such investments in which the Fund has invested. Therefore, the value of underlying collateral, the creditworthiness of borrowers and the priority of liens are each of great importance in determining the value of the investments. No guarantee can be made regarding the adequacy of the protection of our security in the investments in which the Fund invests. Moreover, in the event of foreclosure or default, the Fund may assume direct ownership of any assets collateralizing such defaulted investments where we are the lender of record. The liquidation proceeds upon the sale of such assets may not satisfy the entire outstanding balance of principal and interest on such investments, resulting in a loss. Any costs or delays involved in the effectuation of processing foreclosures or liquidation of the assets collateralizing such investments will further reduce proceeds associated therewith and, consequently, increase possible losses. In addition, no assurances can be made that borrowers or third parties will not assert claims in connection with foreclosure proceedings or otherwise, or that such claims will not interfere with the enforcement of our rights.

Investing involves the possibility of the Fund's investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers or issuers whose investments the Fund holds, either directly or indirectly through participation agreements. The investments may also be subject to fraudulent behavior by an originator, a joint venture partner, manager or other service provider. Such inaccuracy or incompleteness of representations or fraudulent behavior may adversely affect the valuation of our investments and, in the case of investments, may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The quality of the Fund's investments is subject to the accuracy of representations made by the underlying issuers. The Fund will rely upon the accuracy and completeness of representations made by borrowers, issuers, originators, other counterparties, joint venture partners, managers and other service providers and cannot guarantee that the Fund will detect occurrences of fraud. Under certain circumstances, payments by borrowers or issuers to the Fund may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential distribution.

Annual Report | December 31, 2022	35

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

Concentration Risk: To the extent that Fund portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Debt Securities Risk: When the Fund invests in debt securities, the value of an investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk: Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments. The Fund may be exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on its financial position and cash flows. The Fund may be exposed to interest rate risk as a result of mismatches or gaps in the amounts of assets and liabilities that mature or reprice in a given period.

Liquidity Risk: The Fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the Fund may have to sell them at a loss.

Market Risk: Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Money Market Fund Risk: The Fund may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when a fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund's liquidity falls below required minimums.

36	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

Prepayment and Extension Risk: Certain fixed-income securities are subject to the risk that the securities may be paid off earlier or later than expected, especially during periods of falling or rising interest rates, respectively. Prepayments of obligations could cause the fund to forgo future interest income on the portion of the security's principal repaid early and force the Fund to reinvest that money at the lower prevailing interest rates. Extensions of obligations could cause the Fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the Fund's performance.

LIBOR: Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, announced plans to cease publication of LIBOR on June 30, 2022 for only the one week and two month LIBOR tenors, and on June 30, 2023 for all other LIBOR tenors. While this announcement extends the transition period to June 2023, the United States Federal Reserve has issued a statement advising banks to stop new LIBOR issuances by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR's regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, intends to replace the U.S. dollar LIBOR with the Secured Overnight Funding Rate (SOFR), a new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts and represent a significant risk on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability and the extent to which that may impact the Fund may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Annual Report | December 31, 2022	37

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

COVID-19 Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest). COVID-19 and the current financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund's performance, portfolio liquidity, ability to pay distributions and make future share repurchases.

Secured Loan Risk: Secured loans hold the most senior position in the capital structure of a borrower. Secured loans in most circumstances are fully collateralized by assets of the borrower. Thus, secured loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common shareholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured loans may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured loans may include restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. In general, loans unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

38	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

NOTE 11. COMMITMENTS AND CONTINGENCIES

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market. At December 31, 2022, the Fund had unfunded commitments shown below:

Investment	As of December 31, 2022
9RPJ1 Partners, LP	$2,067,036
Exotic Cars Leasing, LLC	23,000
ARH Homes, LLC	1,169,903
EH YS Purchaser I LLC	4,157,887
YS AVN-AVT V LLC (1)	3,953,419

(1) Investment held in YS-HP-S JV Corp.

Annual Report | December 31, 2022	39

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

NOTE 12. FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights for the year ended December 31, 2022.

			For the Period March
			9, 2020
	For the	For the	(Commencement of
	Year Ended	Year Ended	Operations) to
	December 31, 2022	December 31, 2021	December 31, 2020
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$9.65	$9.91	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.72	0.70	0.28
Net realized and unrealized gain/(loss) on investments	(0.49)	(0.16)	0.16
Total Income from Investment Operations	0.23	0.54	0.44

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.40)	(0.70)	(0.25)
From tax return of capital	(0.40)	(0.10)	(0.28)
Total Distributions to Common Shareholders	(0.80)	(0.80)	(0.53)

Net asset value per common share - end of period	$9.08	$9.65	$9.91
Total Investment Return - Net Asset Value(b)	2.42%	5.66%	4.45%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$116,123	$95,487	$44,800
Total Expenses excluding current and deferred income tax expense and waivers	3.20%	4.69%	12.43	%(c)

40	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

			For the Period March
			9, 2020
	For the	For the	(Commencement of
	Year Ended	Year Ended	Operations) to
	December 31, 2022	December 31, 2021	December 31, 2020
Total Expense excluding current and deferred income tax expense and including waivers	1.24%	1.25%	0.72	%(d)
Ratio of net investment income to average net assets excluding waiver, and excluding tax	5.75%	–	–
Ratio of net investment income to average net assets including waiver, and including tax(f)	6.70%	7.10%	3.45	%(d)
Portfolio turnover rate	70%	46%	12	%(e)
Total Expenses including current and deferred income tax expense and waivers(f)	2.25%	–	–
Ratio of taxes from consolidated subsidiaries entities to average net assets	1.02%	–	–

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and is not annualized.
(c)	These ratios to average net assets have been annualized except for the non-recurring organizational expenses which have not been annualized.
(d)	Annualized.
(e)	Not annualized.
(f)	Includes current and deferred income taxes associated with each component of the Statement of Operations.

NOTE 13. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Annual Report | December 31, 2022	41

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2022

NOTE 14. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

42	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of YieldStreet Prism Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of YieldStreet Prism Fund Inc. (the "Fund"), including the consolidated schedule of investments, as of December 31, 2022, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the related consolidated notes to the financial statements which include the financial highlights (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations and cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the period from March 9, 2020 (commencement of operations) to December 31, 2020 were audited by other auditors, whose report, dated March 1, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

March 1, 2023

We have served as the auditor of YieldStreet Prism Fund Inc. since 2021.

Annual Report | December 31, 2022	43

YieldStreet Prism Fund Inc.	Additional Information
December 31, 2022 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Forms N-PORT will be available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at (844) 943-5378.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (844) 943-5378, on the Fund’s website located at www.yieldstreetprismfund.com, and on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year without charge, upon request, by calling (844) 943-5378 and on the SEC’s website at www.sec.gov. The Fund's Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling (844) 943-5378.

DISCLOSURE REGARDING RENEWAL AND APPROVAL OF FUND ADVISORY AGREEMENT (YIELDSTREET PRISM FUND)

On August 23, 2022, the Board of Directors (the “Board”) of YieldStreet Prism Fund (the “Fund”) met in person (the “Meeting”) to discuss, among other things, the renewal and approval of the Investment Advisory Agreement between the Fund and YieldStreet Management, LLC (the “Adviser”) in accordance with Section 15(c) of the 1940 Act (“YieldStreet Agreement”). The Independent Directors emailed extensively with representatives from the Adviser prior to the Meeting, met with representatives from the Adviser in a pre-Board meeting related to the Section 15(c) process, met with representatives of the Adviser in the Meeting, and discussed the services of the firm provided pursuant to the YieldStreet Agreement as well as the information provided by the Adviser. The Independent Directors also met with independent legal counsel during executive session and discussed the YieldStreet Agreement and other related materials.

In evaluating the Adviser and the fees charged under the YieldStreet Agreement, the Directors concluded that no single factor reviewed by the Directors was identified by the Directors to be determinative as the principal factor in whether to renew the YieldStreet Agreement. Further, the Independent Directors were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent and Quality of the Services: The Directors received and considered information regarding the nature, extent and quality of services provided to the Fund under the existing Advisory Agreement. The Directors reviewed and considered the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve the Fund’s investment objectives in a manner consistent with the Fund’s policies and restrictions. The Directors considered the background and experience of the Adviser’s personnel, including the qualifications, background and responsibilities of the key investment personnel responsible for servicing the Fund. The Directors also considered the ability of the Adviser to manage the growth of the Fund, including the increase in origination numbers, scaling its shareholder servicing, and the ability of the Adviser to increase the allocation of its participation in investment opportunities. The Directors reviewed the Adviser’s distribution growth strategy and the strategic relationships that the Adviser has formed, as well as its expansion expectations. The Board reviewed and discussed the Adviser’s financial statements, noting no concerns regarding the firm’s continued viability. The Board agreed that they were satisfied with the nature, extent, and quality of services rendered by the Adviser under the Advisory Agreement.

44	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Additional Information
December 31, 2022 (Unaudited)

Performance: The Directors reviewed performance information for the Fund’s shares for the 1-year and since-inception periods through March 31, 2022, noting that the Fund outperformed the 1-year median performance of its peers and was within the range of its peers in the since-inception period. The Directors considered the ability of the Adviser to evaluate and selectively invest in debt securities and other credit instruments that will help the Fund realize its stated investment objectives of generating income and preserving capital. After consideration of the short and long-term investment performance of the Fund, the Adviser’s experience in managing the Fund, the continuity of the Adviser’s personnel and other factors, the Board concluded that the investment performance of the Fund and the Adviser was consistent with the Fund’s investment objective and policies and therefore satisfactory.

Costs of Services and Profits to the Adviser: The Board considered the total expense ratio of the Fund and the management fees paid to the Adviser, noting that the Fund’s management fee of 1.00% was consistent with its peer group and that the Fund’s expense ratio was within the range of its peer group. The Board also considered the quality and experience of the Adviser’s personnel and methods of operation; the Adviser’s compliance policies and procedures; the financial condition of the Adviser; the level of commitment to the Fund by the Adviser and its principals; the Adviser’s prior payment of startup costs for the Fund; and the overall expenses of the Fund.

The Board also considered potential benefits to the Adviser in managing the Fund. In this regard, the Board reviewed the Adviser’s Form ADV, the financial condition of the Adviser and the amount of revenue and profits achieved from managing the fund. The Board found that the profitability of the Adviser in light of the nature and quality of the services provided, amount of assets under management, costs associated with implementing and monitoring the Fund’s investment strategy and other factors was fair and reasonable.

Economies of Scale: The Board considered whether economies of scale could be achieved as the Fund grows and whether the Adviser’s fee reflects these economies of scale in a manner that is fair and reasonable and beneficial for the Fund’s investors. The Board considered that the Fund’s fee arrangement with the Adviser historically involved both a management fee and a fee waiver agreement. The Board also considered the Adviser’s efforts to create efficiencies and lower the costs of their audit, valuation, and legal services. Following further discussion of the Fund’s asset levels, expectations for growth and level of fees, the Board determined that the Adviser’s fee was fair and reasonable when considering the Fund’s asset levels and economies of scale.

Other Benefits to the Adviser: The Directors reviewed and considered any incidental benefits derived or to be derived by the Adviser from its relationship with the Fund. They considered that the Adviser’s distribution growth strategy may provide greater distribution and marketing opportunities for the Fund.

Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the YieldStreet Agreement, the Directors concluded that the compensation of the Adviser was appropriate under the YieldStreet Agreement and the renewal of the YieldStreet Agreement was in the best interests of the Fund and its shareholders.

Annual Report | December 31, 2022	45

YieldStreet Prism Fund Inc.	Privacy Policy
December 31, 2022 (Unaudited)

Notice of Privacy Policy and Practices. YieldStreet Prism Fund Inc. (the “Fund”) is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. YieldStreet Inc., which wholly owns and controls the investment adviser of the Fund, YieldStreet Management, LLC, has adopted the privacy policy (the “Privacy Policy”) available at yieldstreetprismfund.com/#privacy-policy. The Privacy Policy is also provided by YieldStreet Inc. on behalf of the Fund and serves as the Fund’s privacy policy.

46	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Distribution Reinvestment Policy
December 31, 2022 (Unaudited)

Distribution Reinvestment Policy. The Fund has adopted a distribution reinvestment plan administered by DST Systems, Inc. (“Transfer Agent”), pursuant to which Fund shareholders may elect to have the full amount of their cash distributions (either income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, reinvested in additional shares of the same class. The Board of Directors adopted an amended and restated DRP on February 19, 2021.

The Fund has adopted an “opt out” distribution reinvestment plan pursuant to which the full amount of each new stockholder’s cash distributions will be reinvested in additional shares unless you opt out of the plan by delivering a written notice to our reinvestment agent. If your shares are held by a broker or other financial intermediary and you wish to opt out of the plan, you should notify your broker or other financial intermediary. Current stockholders will not participate in the plan unless you have previously enrolled in, or if previously opted out, enroll in, the distribution reinvestment plan. Any distributions of our shares pursuant to the Fund's distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Fund's distribution reinvestment plan are free to revoke their participation in the distribution plan within a reasonable time as specified in the plan. If you elect to no longer participate in the plan you will receive any distributions the Fund declares in cash. If our Board of Directors authorizes, and the Fund declares, a cash distribution, and you have not opted out of the plan, then you will have your cash distributions reinvested in additional shares, rather than receiving the cash distributions. During this offering, the Fund generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 100% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Fund's distribution reinvestment plan will have the same voting rights as the Fund's shares offered pursuant to this prospectus. No commissions or fees will be assessed pursuant to the Fund's distribution reinvestment plan. You will be subject to income tax on the amount of any dividends you receive, even if you participate in the Fund's distribution reinvestment plan and do not receive such dividends in the form of cash.

If you wish to receive your distribution in cash, you must deliver a written notice to the Fund's reinvestment agent. If you are a registered stockholder, you will automatically have your entire distribution reinvested in shares and the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form.

The Fund intends to use newly issued shares to implement the plan and determine the number of shares the Fund issue to you as follows:

•	To the extent the Fund’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

o	during any period when the Fund is making a “best-efforts” public offering of the Fund’s shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to 100% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

Annual Report | December 31, 2022	47

YieldStreet Prism Fund Inc.	Distribution Reinvestment Policy
December 31, 2022 (Unaudited)

o	during any period when the Fund is not making a “best-efforts” offering of the Fund’s shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to the net asset value as determined by our Board of Directors.

•	To the extent the Fund’s shares are listed on an Exchange, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by the market price per share of our shares at the close of regular trading on such Exchange on the valuation date fixed by the Board of Directors for such distribution.

There will be no sales charges to you if you elect to participate in the distribution reinvestment plan. The Fund will pay the reinvestment agent’s fees under the plan.

If you receive your ordinary cash distributions in the form of shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

The Fund reserves the right to amend, suspend or terminate the distribution reinvestment plan. The Fund may terminate the plan upon notice delivered to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your participation in the plan from within the YieldStreet Portal.

All correspondence concerning the plan should be directed to the reinvestment agent by electronic mail at YieldStreet Prism Fund Inc., investments@yieldstreetprismfund.com or by telephone at (844) 943-5378.

The Fund has filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request of the plan administrator or by contacting the Fund.

48	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Directors and Officers
December 31, 2022 (Unaudited)

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The Fund Board of Directors consists of five members, three of whom are not “interested persons” of the Adviser as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as independent directors. As the Fund is not required to hold regular annual meetings of stockholders, the directors are elected for indefinite terms. The Fund is prohibited from making loans or extending credit, directly or indirectly, to the directors or executive officers under section 402 of the Sarbanes-Oxley Act.

Directors

Information regarding our Board of Directors is set forth below. The Fund has divided the directors into two groups—interested directors and independent directors. The address for each director is c/o YieldStreet Prism Fund Inc., 300 Park Avenue, 15th Floor, New York, NY 10022. The Fund's Statement of Additional Information about the Directors and is available, without charge, upon request, by calling (844) 943-5378 and on the SEC's website at www.sec.gov.

Interested Directors

The following directors are “interested persons” as defined in the 1940 Act. The Fund is not part of a “fund complex” as that term is defined in the Form N-2.

Number of
		Term at		Portfolios in
		Office and		Fund	Directorships
Name,	Position(s)	Length of		Complex	Held by
Address	Held with	Time	Principal Occupation(s)	Overseen by	Director During
and Age	Company	Served	During Past 5 Years	Director	Past 5 Years
Michael Weisz Birth Year: 1988	Director and President	Director since October 2019	Since 2015, Mr. Weisz has served as President and Chief Investment Officer of our Adviser and as the President of YieldStreet. Since 2013, Mr. Weisz has served as Chief Investment Officer of Soli Capital, a specialty finance lender and investor with an affinity to litigation finance	1	N/A
Milind Mehere Birth Year: 1972	Director and Chief Executive Officer	Director since December 2018	Since 2015, Mr. Mehere has served as Chief Executive Officer of our Adviser and YieldStreet.	1	N/A

Annual Report | December 31, 2022	49

YieldStreet Prism Fund Inc.	Directors and Officers
December 31, 2022 (Unaudited)

Independent Directors

The following directors are not “interested persons” as defined in the 1940 Act.

				Number of
		Term at		Portfolios in
		Office and		Fund	Directorships
Name,	Position(s)	Length of		Complex	Held by
Address	Held with	Time	Principal Occupation(s)	Overseen by	Director During
and Age	Company	Served	During Past 5 Years	Director	Past 5 Years
John C. Siciliano Birth Year: 1954	Director and Chairman of the Board	Director since October 2019	Senior Advisor to Accenture plc since July 2021; Chairman at Avondale Strategies, LLC since May 2019; CEO of Creighton AI since February 2022-February 2023; Special Litigation Trustee of the Infinity Q Alpha Fund since March 2022; Senior Managing Director and Global Strategy Leader, Asset and Wealth Management at PricewaterhouseCoopers, LLP from September 2012 until May 2019	1	Board Member at Sabre Corp. from April 2019 to April 2021; Trustee and Audit Committee Chair at Pacific Global ETFs, a Pacific Life Company from December 2018 to October 2021.
William M. Riegel Birth Year: 1955	Director	Director since October 2019	Chief Investment Officer and Senior Managing Director at TIAA Asset Management from June 2013 until April 2017	1	Independent Board member of the Strategic Investment Group since July 2022
George D. Riedel, Birth Year: 1963	Director	Director since October 2022	T. Rowe Price Group, Head of US Intermediaries	1	Board of Directors, CFG Bank, since June 2010.

50	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Directors and Officers
December 31, 2022 (Unaudited)

Information about Executive Officers Who are Not Directors

The address for our executive officers is c/o YieldStreet Prism Fund Inc., 300 Park Avenue, 15th Floor, New York, NY 10022. We are not part of a “fund complex” as that term is defined in the Form N-2.

Name, Address	Position(s) Held	Term at Office and	Principal Occupation(s)
and Age	with Company	Length of Time Served	During Past 5 Years
Timothy Schott Birth Year: 1971	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer since December 2022	Chief Financial Officer, Yieldstreet, since July 2022; Chief Financial Officer, Associated Capital Group Inc., 2021-2022; Chief Accounting Officer, Tiptree Inc., 2016-2020
Ivor Wolk Birth Year: 1964	General Counsel and Secretary	General Counsel and Secretary since December 2018	General Counsel at YieldStreet since October 2017; Partner at Cohen Tauber Spievack & Wagner P.C., a law firm, from November 2016 to October 2017; Partner at Pastore & Dailey LLC from May 2014 to November 2016; General Counsel at NewOak Capital, LLC, a broker-dealer and capital markets advisory firm, from January 2012 to May 2014

Douglas N. Tyre Birth Year: 1980	Chief Compliance Officer	Chief Compliance Officer since October 2019	Compliance Director, Cipperman Compliance Services, LLC, since July 2019; Assistant Compliance Director, Cipperman Compliance Services, LLC, January 2019 to June 2019; Manager, Cipperman Compliance Services, LLC, April 2014 to December 2017.
Peter Kerr Birth Year: 1987	Vice President	Vice President since November 2020

Director, Product Marketing at YieldStreet since November 2020; Director, Fixed Income Product Management at PGIM (formerly Prudential Investment Management) from September 2018 to October 2020; Product Manager at OppenheimerFunds from August 2013 to August 2018; Associate at Morgan Stanley from September 2010 to July 2013

Annual Report | December 31, 2022	51

YieldStreet Prism Fund Inc.	Directors and Officers
December 31, 2022 (Unaudited)

Name, Address	Position(s) Held	Term at Office and	Principal Occupation(s)
and Age	with Company	Length of Time Served	During Past 5 Years
Audrey Qin, Birth year: 1991	Controller	Controller since October 2022	Controller, Yieldstreet, since October 2022; Audit Senior Manager, PricewaterhouseCoopers LLP, 2013-2022

Nazar Stelmakh, Birth year: 1995	Vice President	Vice President since November 2022	Associate, Private Client Group, Yieldstreet since May 2022; Business Development Associate, Private Banking Group, Morgan Stanley, November 2020 through May 2022; Associate, Institutional Investment Sales, Meridian Capital Group, February 2020 through November 2020; Credit Risk Analyst, Morgan Stanley, February 2018 through February 2020

Timothy Schott. Mr. Schott has served as Chief Financial Officer of Yieldstreet since July 2022 and Chief Financial Officer and Treasurer of the Company since December 2022. Prior to joining Yieldstreet, he served as Chief Financial Officer of Associated Capital Group, a New York Stock Exchange listed registered alternative investment adviser, from 2021-2022, and Chief Accounting Officer of Tiptree Inc., a Nasdaq-listed private equity holding company from 2016-2022. Previously, Mr. Schott was employed as Global Finance, Director of Accounting Policy at Lazard Ltd., from 2011-2016, and at Deloitte &Touche, LLP, from 1992-2011, where he served most recently as a Partner. Mr. Schott earned his Bachelor of Science degree in accounting from Fairfield University. He is a licensed certified public accountant in the State of New York and is a member of the American Institute of Certified Public Accountants.

Ivor Wolk. Mr. Wolk has served as General Counsel at Yieldstreet since October 2017. He started his career at Davis Polk & Wardwell before holding senior investment banking legal roles at WestLB, Barclays Capital and Dresdner Kleinwort. Prior to joining Yieldstreet, Mr. Wolk also served as General Counsel at NewOak Capital, LLC, a broker-dealer and capital markets advisory firm from January 2012 to May 2014. In addition, Mr. Wolk was a partner at Pastore & Dailey LLC from May 2014 to November 2016 and at Cohen Tauber Spievack & Wagner P.C. from November 2016 to October 2017, where he focused his practice on corporate and securities law. Mr. Wolk graduated cum laude with a Bachelor of Commerce and law degree from the University of the Witwatersrand, South Africa, and holds a Master of Laws degree from the University of Cambridge, England.

52	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Directors and Officers
December 31, 2022 (Unaudited)

Douglas N. Tyre. Mr. Tyre has served as our Chief Compliance Officer since October 2019. He works as a Compliance Director at Cipperman Compliance Services, LLC (“CCS”) and serves as a Chief Compliance Officer for a number of CCS’ clients. Prior to joining CCS, Mr. Tyre worked at Echo Point Investment Management LLC (“Echo Point”), an affiliate of Old Mutual Asset Management, where he was primarily responsible for coordinating investment operations functions, client service and reporting, proxy voting and marketing support. Prior to his experience at Echo Point, he worked at The Vanguard Group and Morgan Stanley Investment Management, serving in various operations and client service positions. Mr. Tyre earned a B.S. from Cornell University and an MBA from Villanova University.

Annual Report | December 31, 2022	53

Yieldstreet
Prism Fund

Copyright © YieldStreet Prism Fund Inc. 2023 All Rights Reserved

(b)           Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there were no material changes made to provisions of the code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one audit committee financial expert serving on its audit committee. John Siciliano is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)           Audit Fees – The aggregate fees billed for the fiscal years ended December 31, 2022 and December 31, 2021 for professional services rendered by Deloitte & Touche LLP, the principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $152,500 and $158,400, respectively.

(b)           Audit-Related Fees – The aggregate fees billed for the fiscal years ended December 31, 2022 and December 31, 2021 for assurance and related services by Deloitte & Touche LLP that are reasonably related to the performance of the audit of the Registrant’s financial statements and which are not reported under (a) of this Item were $5,321 and $10,633, respectively.

(c)           Tax Fees – The aggregate fees billed in the last two fiscal years for professional services rendered by Deloitte & Touche LLP for the review of the Registrant’s income tax returns, excise tax returns and dividend calculations were $25,883 for the fiscal year ended December 31, 2022 and $7,500 for the fiscal year ended December 31, 2021, respectively.

(d)           All Other Fees – The aggregate fees billed for the last fiscal year for products and services provided by Deloitte & Touche LLP, other than the services reported in (a) through (c) of this Item, were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2021, respectively.

(e)           (1) Pursuant to its charter, the Registrant’s audit committee is required to pre-approve all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

                (2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended December 31, 2022 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)           The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the last two fiscal years of the Registrant were $25,883 in December 31, 2022 and $7,500 in December 31, 2021, respectively.

(h)           Not applicable.

(i)            Not applicable.

(j)            Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C 78c(a)(58)(A)), and is comprised of John Siciliano, William Riegel, and George Riedel.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board of Directors, the voting of proxies relating to its voting securities to its adviser. A copy of the Registrant’s Proxy Voting Procedures are filed with this N-CSR under Item 13(c).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Michael Weisz, President and Chief Investment Officer

(a)(1) The following table provides biographical information about the Portfolio Manager as of the date of this filing:

Name	Position(s) Held With Registrant and Length of Time Served	Principal Occupation During Past 5 Years
Michael Weisz	Director, President since October 2019	Since 2015, Mr. Weisz has served as President and Chief Investment Officer of YieldStreet Management, LLC and as the President of Yieldstreet Inc. Since 2013, Mr. Weisz has served as Chief Investment Officer of Soli Capital, a specialty finance lender and investor with an affinity to litigation finance.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of December 31, 2022:

	Number of Accounts		Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Michael Weisz
Other Pooled Investment Vehicles	189	(1)	$1.53 billion	—	—
Other Accounts	—		—	—	—
Registered Investment Companies	—		—	—	—

(1)

Includes YS ALTNOTES I LLC, YS ALTNOTES II LLC and YS ALTNOTES III LLC, each a Delaware limited liability company, which issue series of notes on an ongoing basis to investors, each as one pooled investment vehicle.

Portfolio Manager’s Material Conflicts of Interest

Mr. Weisz may serve as an officer, director, or principal of entities that operate in the same or related lines of business as investment funds managed by Yieldstreet Management, LLC (the “Adviser”) or their affiliates. Accordingly, he may have obligations to investors in those entities that may require him to devote time to services for other entities, which could interfere with the time available to provide services to the Fund. In addition, although other investment funds managed by the Adviser may have different primary investment objectives than the Fund, they may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser is not restricted from raising an investment fund with investment objectives similar to the Fund. Furthermore, we may not be given the opportunity to participate in certain investments made by such entities.

As a result of the arrangements described above, there may be times when the portfolio manager may have interests that differ from those of the Fund’s stockholders, giving rise to a conflict of interest.

(a)(3) Compensation Overview of Investment Professionals Employed by the Adviser

The discussion below describes the compensation of the portfolio manager and certain investment professionals employed by the Adviser who are expected to provide services to the Registrant.

None of the investment personnel, including the portfolio manager, receives any direct compensation from the Adviser in connection with the management of the Fund. Mr. Weisz, through his financial interests in Yieldstreet Inc., which owns 100% of the equity interests in the Adviser, is indirectly entitled to a portion of any profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the investment advisory agreement among the Fund and the Adviser (the “Investment Advisory Agreement”), less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

The specific form of compensation of the Adviser’s other investment professionals may also include a variety of components and may vary from year to year based on a number of factors. Specifically, a particular investment professional employed by the Adviser may also receive all or some combination of a salary and a bonus.

Base Compensation

Generally, when a particular investment professional receives base compensation, it is based on their individual seniority and their position within the applicable firm.

Discretionary Compensation

In addition to base compensation, a particular investment professional may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

(a)(4) Securities Ownership of Our Portfolio Manager

The following table sets forth, as of the date of this N-CSR, the dollar range of our equity securities beneficially owned by the portfolio manager, based on the initial public offering price of $10 per share.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Michael Weisz(3)	$100,001–$500,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.
(3)	Reflects shares of our common stock presently held by the Adviser, which may be deemed to be beneficially owned by Mr. Weisz as a result of his control over Yieldstreet Inc.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
March 2022	494,954	$9.45	494,954	N/A
June 2022	564,137	$9.55	564,137	N/A
September 2022	356,380	$9.28	356,380	N/A
November 2022	369,806	$9.26	369,806	N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c)	Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	YieldStreet Prism Fund Inc.

By (Signature and Title)	/s/ Milind Mehere
Milind Mehere, Chief Executive Officer and Director (Principal Executive Officer)

Date:	March 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Milind Mehere
Milind Mehere, Chief Executive Officer and Director (Principal Executive Officer)

Date:	March 10, 2023

By (Signature and Title)	/s/ Timothy Schott
Timothy Schott, Chief Financial Officer and Treasurer (Principal Financial Officer)

Date:	March 10, 2023